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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 9, 2004
                                ----------------
                Date of Report (Date of earliest event reported)


                           OCEANIC EXPLORATION COMPANY
                           ---------------------------
             (Exact name of Registrant as specified in its charter)



        Delaware                        0-6540                    84-0591071
        --------                        ------                    ----------
 (State or other juris-          (Commission File Number)       (IRS Employer
diction of Incorporation                                     Identification No.)


          7800 East Dorado Place, Suite 250, Englewood, Colorado  80111
          -------------------------------------------------------------
                (Address of principal executive offices)     (Zip Code)

                                 (303) 220-8330
                                 --------------
                         (Registrant's telephone number,
                              including area code)




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ITEM 5.   Other Events.

We have elected to forego the opportunity to pursue an appeal to the High Court in Australia pertaining to the case filed by Oceanic and Petrotimor against the Commonwealth of Australia, the Joint Authority formed between Australia and Indonesia and subsidiaries of Phillips Petroleum companies operating within the Timor Gap area. Although we are making every effort to secure reimbursement of our Security for Cost deposit, there is no assurance that we will be successful. We will continue to pursue our rights, including exploring other avenues to enforce our claims relating to our oil and gas exploration and development rights, granted by Portugal to Petrotimor in the Timor Sea.



                                             /s/ Courtney Cowgill
                                             -----------------------------------
                                             Courtney Cowgill -- Treasurer/Chief
                                             Financial Officer